UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report: January 25, 2006


                  DataLogic International, Inc.
     (Exact name of registrant as specified in its charter)

           Delaware               0-30382                      33-0755473
(State or other jurisdiction (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification No.)


         18301 Von Karman Ave., Suite 250, Irvine, California 92612
            (Address of principal executive offices)


                         (949) 260-0120
                (Registrant's telephone number)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into a Material Definitive Agreement

On January 20, 2006, we entered into a Securities Purchase Agreement (the "Agreement") with Laurus Master Fund, Ltd. ("Laurus"). Pursuant to the Agreement, we issued to Laurus a Secured Term Note (the "New Note") in the principal amount of $3,250,000 and redeemed our $3,000,000 original principal amount Secured Convertible Term Note due June 25, 2007 (the "Old Note") held by Laurus. The New Note, which is not convertible, bears interest at the coupon rate of the prime rate plus 2.00% (or 9.25% as of January __, 2006) and is subject to a floor interest rate of 8.00%. The New Note matures on December 31, 2007. The initial monthly principal payment of $154,761.90 is due on April 1, 2006. In connection with the sale of the New Note to Laurus, we issued to Laurus an option to purchase 1,560,000 shares of our common stock for $.001 per share in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. The redemption price of the Old Note was $2,153,091, comprising 105% of outstanding principal and accrued interest. We paid Laurus fees of $48,750 in connection with the New Note.

The net proceeds from the New Note will be used for the repayment in full of the Old Note and general corporate purposes. We have the option of prepaying the New Note, upon seven days' written notice, by paying an amount equal to 103% of the principal amount outstanding, plus accrued but unpaid interest and any and all other sums due, accrued or payable to the holder of the New Note.

The New Note is collateralized by a security interest in substantially all of our assets and the assets of our subsidiaries pursuant to a Master Security Agreement by and among Laurus, us and our subsidiaries entered into concurrently with the Agreement (the "New Master Security Agreement") and
other related security agreements.   Our obligations under the New Note are
guaranteed by each of our subsidiaries.

We are obligated to file a registration statement for the shares of common stock issuable upon exercise of the option sold to Laurus pursuant to a Registration Rights Agreement by and between Laurus and us entered into concurrently with the Agreement (the "New Registration Rights Agreement").
The registration statement is required to be filed within 90 days of the consummation of the transaction described above and is required to be declared effective within 150 days of the consummation of the transaction described above. We had entered into a Registration Rights Agreement with Laurus on June 25, 2004 (the "Old Registration Rights Agreement") in connection with the sale of the Old Note. Pursuant to the Agreement, Laurus released us from any obligation under the Old Registration Rights Agreement.

If we were to default on the New Note, the amount of the principal balance would increase to 130% of the then-outstanding principal and be subject to acceleration. Events of default comprise any of the following conditions existing beyond the applicable cure period, if any:

         - We fail to pay principal, interest or other fees under the New Note when due.

         - We breach any material covenant or other term or condition of the New Note or the Agreement in any material respect.

         - Any material representation or warranty of ours in the New Note, in the Agreement, or in any agreement, statement or certificate given in writing pursuant to the New Note or in connection with the New Note shall be false or misleading.

         - We (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of ourselves or of all or a substantial part of our property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within ninety (90) days, any petition filed against us in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

        - Any indictment or threatened indictment of us or any of our subsidiaries or any executive officer of us or any of our subsidiaries under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against us or any of our subsidiaries or any executive officer of us or any of our subsidiaries pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of us or any of our subsidiaries.

        - A Change in Control (as defined therein) occurs with respect to us, unless the holder of the New Note shall have consented to the Change in Control.

        - Any money judgment, writ or similar final process shall be entered or filed against us or any of our property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of ninety (90) days.

        - We default under the Agreement or any Related Agreements (as defined therein).

        - An SEC stop trade order or Nasdaq (or our principal trading market at the time, if different) trading suspension of our common stock for 5 consecutive days or 5 days during a period of 10 consecutive days.

This summary of the Agreement, the New Note, New Registration Rights Agreement, the New Master Security Agreement and other related agreements is qualified in its entirety by the actual text of said agreements which are attached as Exhibits to this Report and are incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Securities

The disclosure under Item 1.01 is incorporated herein by reference.

Item 8.01.  Other Events

We issued a press release describing the transaction described in this Report on January 25, 2006, a copy of which is included as an Exhibit to this Report.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.    Description

     10.1 Securities Purchase Agreement by and between DataLogic International, Inc. and Laurus Master Fund, Ltd. dated January 20, 2006
     10.2 Secured Term Note made by DataLogic International, Inc. to Laurus Master Fund, Ltd. dated January 20, 2006
     10.3 Option issued by DataLogic International, Inc. to Laurus Master Fund, Ltd. dated January 20, 2006
     10.4 Registration Rights Agreement by and between DataLogic International, Inc. and Laurus Master Fund, Ltd. dated January 20, 2006
     10.5 Master Security Agreement dated January 20, 2006
     10.6 Grant of Security Interest in Trademarks and Patents by DataLogic International, Inc. to Laurus Master Fund, Ltd. dated January 20, 2006.
     10.7 Stock Pledge Agreement by and among Laurus Master Fund, Ltd., DataLogic International, Inc. and certain subsidiaries of DataLogic International, Inc. dated January 20, 2006.
     10.8 Subsidiary Guaranty from certain subsidiaries of DataLogic International, Inc. to Laurus Master Fund, Ltd. dated January 20, 2006.
     10.9 Subordination Agreement by and among Derek K. Nguyen and Khanh D. Nguyen and Laurus Master Fund, Ltd. dated January 20, 2006.
     99.1 Press Release, dated January 25, 2006


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2006        DATALOGIC INTERNATIONAL, INC.
                              a Delaware corporation


                              By: /s/ Keith C. Moore
                              Name: Keith C. Moore
                              Title: Chief Executive Officer

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